Exhibit 10.5

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

合同编号：QC-SJ-2010-004

Contract Number: QC-SJ-2010-004

设计服务合同
Design Service Agreement

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司（以下简称“甲方”）
Party A: Huludao Qicailansha Building Decoration Engineering LLC (the “Party A”)
乙方：哈尔滨健源煤矿救援装备有限公司（以下简称“乙方”）
Party B: Harbin Jianyuan Rescue Equipment of Coal Mine LLC (the “Party B”)

甲乙双方就纵轴式矿山救援特种车的设计开发服务，经双方充分协商确认，在平等、自愿的基础上达成如下合同条款。
Through fully negotiations and confirmations, and on the basis of equality and voluntariness, both parties have reached this agreement for design service of the mining rescue special vehicle with direct axis.

一、	合同目的
    I. The Purpose of the Contract
本合同旨在为乙方设计开发先进、可靠、实用的纵轴式矿山救援特种车，满足乙方公司生产需要。合同规定了甲乙双方应尽的义务和职责，为双方合作提供有效的法律保障。
The purpose of this contract is to design a mining rescue special vehicle with direct axis for Party B, which is advanced, reliable and practical, and could meet the production requirement of Party B. The contract formulates the obligations and responsibilities of both parties, and provides effective legal safeguard for the cooperation.

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

二、 合同标的
II. Subject Matter
1、设计标的：纵轴式矿山救援特种车；
Design: mining rescue special vehicle with direct axis;
2、设计时间：8个月。
Term of design: 8 months.
三、双方义务
III. The Obligations of Both Parties
乙方委托甲方作为纵轴式矿山救援特种车的设计方，全面负责实施、协调本设备的整体方案设计、系统集成等服务。
Party B authorizes Party A to be the designer of the mining rescue special vehicle with direct axis, to be fully responsible for execution and coordination of design, system integration and other services.
1、甲方义务
Obligations of Party A
1.1 甲方负责为乙方设计开发纵轴式矿山救援特种车；
Party A is responsible for design the mining rescue special vehicle with direct axis for Party B;
1.2 甲方应为乙方提供纵轴式矿山救援特种车设计相关的《设备开发说明书》；
Party A should provide the "Direction of Equipment Development” which is corresponding with the mining rescue special vehicle with direct axis;
1.3 甲方应在规定的时间内完成纵轴式矿山救援特种车的设计工作；
Party A should finish the design of mining rescue special vehicle with direct axis on schedule;
1.4甲方自合同生效之日起开始实施，甲方保证按照约定时间推进纵轴式矿山救援特种车设计日程。

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

Party A shall come into operation upon the execution of the contract, and Party A guarantee to design based on the appointment.
2、乙方义务
Obligations of Party B
2.1 乙方应积极配合甲方纵轴式矿山救援特种车设计工作，为甲方提供便利的项目调研、设计、测试及实施条件；
Party B should positively coordinate with the design effort by Party A, and provide Party A with convenient conditions for survey, design, test and execution;
2.2 提供甲方设计、开发方案所必需的数据资料，配合甲方对设备进行模拟测试及试运行测试，使设备顺利进入验收阶段；
In order to get the equipment into acceptance period smoothly, provides information which is necessary for Party A’s design and development program, coordinate with Party A to do the simulation test and test run;
2.3 按计划及时确认既定的设计方案并在设计方案验收合格后出具《验收单》。
Based on the schedule, to determine the established design proposal on time, and provide the “Acceptance List” checking and acceptance.
 四、 设计方案归属
IV. The Ownership of the Design Proposal
1、甲方在测试验收后向乙方提交设计方案及开发过程中的所有相关文档资料，应用软件版权、著作权归属甲方；
After the testing and acceptance check, Party A shall provide Party B with all of the related documents, which are produced during the design and development, but the application software copyright and the literary copyright belong to Party A;
2、甲、乙双方应互尽资料保密之责任，如任何一方泄露对方机密，由此造成的损失由泄密方承担。
Both parties should meet their responsibility to keep the information confidential. If either party leaked out the other party’s secret, they should bear the losses coursed by their actions.

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

五、 合同总价款及付款方式
V. The Total Cost and the Type of Payment
1、合同总价款
The Total Price
纵轴式矿山救援特种车设计服务费共计： 人民币伍拾伍万元整，（￥550,000.00 元）（项目各部分详细报价见附件一）。
The total cost of the design of mining rescue special vehicle with direct axis is RMB 550,000.00 yuan (see Enclosure I for pricing details of each item) .
2、付款方式
Type of Payment
2.1本合同签署后15日内，乙方向甲方支付完毕设计预付款 275,000.00 元；
Party B should pay Party A RMB 275,000.00 yuan for the advance payment of design, within 15days after the contract is signed;
2.2 2011年1月10日至2011年1月20日，乙方向甲方支付 165,000.00 元设计费用；
From January 10,2011 to January 20, 2011, Party B should pay Party A RMB 165,000.00 yuan for the cost of design;
2.3 2011年4月10日至2011年4月20日，乙方向甲方支付 55,000.00 元设计费用；同时由甲方向乙方提供《设备开发说明书》；
From April 10,2011 to April 20, 2011, Party B should pay Party A RMB 55,000.00 yuan for the cost of design; meanwhile, Party A shall provide the “Direction of Equipment Development” to Party B;
2.4 设备设计完毕并经乙方验收合格后60日内，乙方向甲方支付剩余设计服务费用，计55,000.00元。
Party B should pay Party A the residential payment, amount to RMB55,000.00 yuan, within 60 days after the design is completed, checked and accepted.
3、乙方按甲方指定方式付款，乙方保证按合同规定及时付款。
Party B should pay in the manner specified by Party A, and guarantee to do the payment according to the contract and the schedule.

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

4、甲方账户信息
The account information of Party A
开户行：盛京银行葫芦岛分行营业部
Bank name: Huludao Subsidiary Bank of Shengjing Bank
账户名：葫芦岛七彩蓝莎建筑装饰工程有限公司
Account name: Huludao Qicailansha Building Decoration Engineering LLC
账  号：0701000140300000076
Account number: 0701000140300000076
六、 违约责任
VI. Liability for Breach
1、甲方未按规定的时间完成设备设计开发进度，并未向乙方提供合理的进度延误说明的，每延误一天，应向乙方支付设计服务费总额的5‰；
If Party A failed to execute the schedule of the design, and failed to provide a reasonable explanation to Party B, they should pay Party B 5‰ of the total cost for each day they have delayed.
2、甲方设计的纵轴式矿山救援特种车经乙方验收后不合格，并在乙方的规定日期内未调整出合格设计方案的，应向乙方支付设备设计服务费总额1﹪的违约金；
If the mining rescue special vehicle with direct axis that Party A designed was found below standard while checked by Party B, and failed to provide a qualified design proposal, Party A should pay Party B 1% of the total cost as the penal sum;
3、乙方未按协议约定的付款方式支付设计服务费的，每延迟一天，应向甲方支付设计服务费总额的5‰的违约金；
If Party B failed to do the payment as the manner set forth in the agreement, they should pay Party A 5‰ of the total cost for each day they have delayed as the penal sum;
4、乙方未按约定对甲方完成的设计方案进行验收并出具《验收单》的，由此而造成的甲方设计工作延误的，应相应顺延设计期限并向甲方支付设备设计服务费总额1﹪的违约金；

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

If Party B failed to provide the “Acceptance List” for the design proposal completed by Party A, and caused the design of Party A is delayed, the design period should be postpone, and Party B should pay Party A 1% of the total cost as the penal sum;
5、乙方未按协议约定为甲方纵轴式矿山救援特种车设计开发提供便利条件造成甲方工作延误的，由乙方独自承担所造成一切经济损失。
If Party B failed to provide Party A some facilitating conditions for their design of the mining rescue special vehicle with direct axis as the item set forth in the agreement, and which causes delay of Party A’s design, all of the economic losses should be undertake by Party B alone.
七、 争议解决
VII. Dispute Resolution
在本合同执行过程中发生的一切争议均应通过友好协商、平等解决。如经协商后争议仍得不到解决，向甲方所在地法院起诉。
All of the dispute happened during the execution of this agreement, should be equally resolved, through friendly negotiation. The dispute that cannot be resolved through negotiation, should be submit to the court in the place where Party A is located.
八、 其他
VIII. Miscellaneous
1、本合同书自双方签字、盖章之日起生效，至双方所有义务履行完毕时自动终止。本合同一式二份，甲、乙双方各执一份，具有同等法律效力。
This agreement comes into effect after both parties signed and stamped on it, until the both parties finished all of their obligations. This agreement shall be served in duplicate, with Party A and Party B each holding one copy, which shall has the equal legal effect.
2、本合同未尽事宜，双方可签订补充协议，补充协议与本合同具有同等法律效力。

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

For matters not included herein, the both parties may enter into any supplemental agreement, which has the legal effect equal to this agreement.
附件一：项目报价单
Enclosure I: Item Price List

甲方：葫芦岛七彩蓝莎建筑装饰	乙方：哈尔滨健源煤矿救援装备有限公司
工程有限公司
Party A: Huludao Qicailansha	Party B: Harbin Jianyuan Rescue
Building Decoration	Equipment of Coal Mine LLC
Engineering LLC
代表人：	代表人：
Representative:	Representative:
日期：2010年8 月20日	日期：2010年8月20日
Date: August 20, 2010	Date: August 20, 2010

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

附件一：
Enclosure I:

纵轴式矿山救援特种车
Vertical Axial Mine Rescue Special Vehicle
项目报价单
Item Price List
序号 No.	版块名称 Name of Plate	报价（单位：元人民币） Price (Unit: RMB Yuan)
1	截割减速器；铲板；本体机架；十字轴；球笼；驱动轴支撑轴承；刹车片 Cut reducer, insertion board, ontology frame, cross axle, ball cage, steady bearing of drive shaft, brake pad	38,500.00
2	刹车总泵；刹车分泵；压力真空罐；制动阀；真空助力泵；刹车助力泵；制动助力器 Brake master cylinder, brake cylinder, pressure vacuum tank, brake valve, vacuum booster, power brake booster, brake booster	44,000.00
3	横拉杆总成；转向主动臂；转向从动臂；转向减振器；转向助力泵；动力转向油箱；拉杆调节螺栓；离合器压盘 Tie rod assy, steering master arm, steering driven arm, steering shock absorber, power steering pump, power steering tank, pull lever adjustment bolt, clutch pressure plate	55,000.00

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计服务合同》

4	离合器片；分离轴承；离合器修理包；离合总泵；离合分泵；离合踏板轴；分离轴承座；变速箱滤清器 Clutch disc, release bearing, clutch service kit, clutch master cylinder, clutch cylinder, clutch shaft lever, release bearing block, transmission filter	82,500.00
5	变速器操纵杆头；选档杆；变速器；维动器轴 ；变速器油泵；换档操纵拉线；变速器油管；里程表齿轮；发动机缸盖；温度传感器 Transmission lever head, selector stem, transmission, actuator shaft, transmission oil pump, shift control arrows, transmission pipeline, odograph gear, cylinder head, temperature sensor	137,500.00
6	缸盖螺栓；机油导流板；机油口盖；气门油封；驾驶仓减振器；空气滤清器；机油滤清器；机油泵；油底壳 ；机油压力开关 Cylinder bolt, oil guide plate, oil cover, valve oil seal, cockpit shock absorber, air filter, oil filter, oil pump, oil pan, oil pressure switch	82,500.00
7	机油尺导管 ；机油冷却器 ；排油塞 ；机油泵驱动链条；化油器 ；化油器法兰 ；汽油滤清器 ；汽油浮子 ；汽油泵 Oil level gauge tube, oil cooler, oil drain plug, oil pump chain, carburetor, carburetor flange, gasoline filter, gasoline float, gasoline pump	55,000.00
8	止动泵 ；导带轮；节温器；散热器；转速传感器；相位传感器 ；刹车感应线 ；水位传感器 ；其它零部件 Stop valve, tape guide roller, thermostat, radiator, speed sensor, phase sensor, brake cable, water level detector, other components	55,000.00
总计 Total		550,000.00